UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2017

SEARS HOLDINGS CORPORATION

(Exact name of registrant as specified in charter)

Delaware	000-51217, 001-36693	20-1920798
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3333 Beverly Road
Hoffman Estates, Illinois	60179
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (847) 286-2500

(Former name or former address, if changed since last report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

On November 7, 2017, Sears Holdings Corporation (the “Company”) and certain of its subsidiaries entered into an amendment (the “Amendment”) to the Pension Plan Protection and Forbearance Agreement (as amended, supplemented or otherwise modified from time to time, the “PPPFA”), dated as of March 18, 2016, among the Company, certain of its subsidiaries and Pension Benefit Guaranty Corporation (“PBGC”), and certain related transaction documents. Under the terms of the Amendment, upon the satisfaction of various conditions (including the contribution to the Company’s pension plans (or payment into escrow for their benefit) of $500 million less the amount of certain contributions made to the Company’s pension plans from July 1, 2017 through the date of such contribution (the “Amendment Payment”)), the PPPFA’s ring-fence arrangements with respect to approximately 140 real properties will be terminated.

The funds for the Amendment Payment are required to be generated from the monetization (by sale, financing, sale/leaseback or other similar transaction) of the ring-fenced real properties. The Company expects that the Amendment Payment will be made in approximately three months. If the Amendment Payment is made at such time, the amount of the Amendment Payment shall be approximately $407 million.

In addition to the Amendment Payment, the Company shall be required by the Amendment to make an additional $20 million supplemental contribution (the “Supplemental Payment”) to its pension plans on or before June 15, 2018. Following the making of the Amendment Payment and the Supplemental Payment, the Company shall be relieved of its minimum funding obligations with respect to its pension plans for approximately two years.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the actual Amendment, which is attached to this report as Exhibit 10.1 and is incorporated herein by reference.

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Private Securities Litigation Reform Act of 1995 –

A Caution Concerning Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about the Definitive Agreement with the PBGC. The Registrant cautions that these forward-looking statements are subject to risks, uncertainties and assumptions, many of which are beyond its control, that may cause actual results to differ materially from those indicated in the forward-looking statements. Additional information concerning other factors is contained in the Registrant’s annual report on Form 10-K for the fiscal year ended January 28, 2017 and subsequent filings with the SEC. The Registrant intends the forward looking statements to speak only as of the time made and, except as required by law, do not undertake to update or revise them as more information becomes available.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit 10.1	REMIC Amendment to PPPFA, Craftsman Consent and Other Transaction Documents, dated as of November 7, 2017, by and among Sears Holdings Corporation, certain of its subsidiaries and Pension Benefit Guaranty Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEARS HOLDINGS CORPORATION

By:	/s/ Robert A. Riecker
Robert A. Riecker
Chief Financial Officer

Date: November 14, 2017